STONE HARBOR INVESTMENT FUNDS

Stone Harbor Emerging Markets Debt Fund

Stone Harbor High Yield Bond Fund

Supplement dated November 7, 2008 to the

Prospectus dated September 29, 2008

The first paragraph under the subheading “BUYING SHARES” under the heading “BUYING, EXCHANGING AND REDEEMING SHARES” on page 19 of the Prospectus is revised to read in its entirety as follows:

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or the Transfer Agent before the NYSE closes (normally, 4 p.m. Eastern time) on any day that the Funds’ shares are priced.  For more information, see “How Fund Shares are Priced” below and the SAI under “Net Asset Value.”  If the NYSE closes early, you must place your order prior to the actual closing time.  Otherwise, you will receive the next business day’s price.

The section titled “Redemptions by Telephone” under the subheading “REDEEMING INSTITUTIONAL CLASS SHARES” under the heading “BUYING, EXCHANGING AND REDEEMING SHARES” on pages 20-21 of the Prospectus is revised to read in its entirety as follows:

You may redeem shares by telephone.  The proceeds can be sent by check to your address of record or by wire transfer to a bank account designated in your application.  In addition, you may be asked to provide proper identification information.  Telephone redemption requests may be made by calling the Transfer Agent at 1-866-699-8125 between 9:00 a.m. and 4:00 p.m. Eastern time on any day the Funds’ shares are priced.  If telephone redemptions are not available for any reason, you may use the Funds’ redemption by mail procedure described above.

Note: Each Fund has the right to suspend telephone transactions.

The section titled “How Fund Shares are Priced” under the heading “SHARE TRANSACTIONS” on pages 23-24 of the Prospectus is revised to read in its entirety as follows:

The Board of Trustees has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s net asset value.  The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board of Trustees.  The Board of Trustees has delegated certain valuation functions for the Funds to the Administrator.  The same set of procedures is used to value the securities of both of the Funds described in this Prospectus.  Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular Fund.

Each Fund generally values its securities, currencies and other assets based on market prices determined at the close of regular trading on the New York Stock Exchange (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). Each Fund will not value its securities on any day that the NYSE or the principal bond markets in the United States (as recommended by the Securities Industry and Financial Markets Association (SIFMA)) are closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day, and, generally, the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.  For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.  In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies.  The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.  Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.  If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.  Because the Funds invest in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities – the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid – such as equity securities of large capitalization domestic issuers.  The Funds may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which a Fund’s net asset value is calculated.  In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before a Fund prices its shares.

The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Funds value their securities. In addition, the Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE or the principal bond markets in the United States are closed. As a result, the value of your investment in each of these Funds may change on days when you are unable to purchase or redeem shares.